EXHIBIT 10.18

                               FACTORING AGREEMENT


      THIS FACTORING AGREEMENT (this "AGREEMENT"), made and executed this ___ day of _______, 2000, by and between AVID SPORTSWEAR, INC., a California corporation (the "CLIENT"); and GE CAPITAL COMMERCIAL SERVICES, INC. (the "FACTOR").

      1. APPOINTMENT. Client appoints Factor as its sole factor with respect to all sales of its merchandise or rendition of services to customers and hereby offers to sell and assign only to Factor, as absolute owner, all Accounts Receivables arising out of such sales or services, including all such sales or services arising under any trade names or through any division or selling agent. "ACCOUNTS RECEIVABLE" shall mean and include accounts, contract rights, instruments, documents, chattel paper, general intangibles, returned or repossessed goods arising out of or relating to the sale or other disposition of goods at any time or from time to time, all proceeds thereof and merchandise represented thereby. The assignment of Accounts Receivable to Factor shall vest in Factor all of Client's rights, securities, guaranties and liens with respect to each Account Receivable, including all rights of stoppage in transit, replevin, reclamation, and all claims of lien filed by Client or held by Client on personal property, and all rights and interest in the merchandise sold, and all of Client's defenses and rights of offset with respect to any payments received by Factor on Accounts Receivable, but Factor shall not be obligated to, and shall not be liable for, exercising or refusing to exercise any rights granted to Factor hereby.

      2. PURCHASE OF ACCOUNTS RECEIVABLE. Factor agrees to purchase from Client at the office of Factor all Accounts Receivable first approved by Factor in writing as to credit risk and terms of sale (each such approved Account Receivable being herein called a "FACTOR RISK ACCOUNT RECEIVABLE"). All orders from customers including the amount and terms of each proposed sale or service to such customers shall be submitted in advance of purchase or rendition of service to Factor for prior written approval, which may be granted or withheld at Factor's sole discretion. Factor's approval is subject to withdrawal either orally or in writing at any time prior to shipment of merchandise or rendition of services, and shall be deemed no longer effective in any event if Client's shipment of merchandise or rendition of services is made more than thirty (30) days beyond the date specified for such delivery or rendition in the terms of sales submitted to Factor for its approval, or more than thirty (30) days from the date of Factor's approval if no delivery or rendition date has been specified. Submission of orders for Factor's prior written approval shall not be required with regard to a sale made by Client in compliance with any customer credit line which may from time to time be issued Client by Factor in its sole discretion, provided that shipments are made prior to the expiration date or withdrawal of the credit line approval. Any customer credit line issued by Factor may be amended or withdrawn by Factor in whole or in part at any time and for any reason on notice to Client in writing or by electronic transmission of such amendment or withdrawal. The amount of all Accounts Receivable of each customer as to which Factor shall have approved a customer credit line shall, in the order in which they have arisen, be treated as Factor Risk Accounts Receivable up to the limit of the customer credit line in effect from time to time. Upon the receipt of payment from or issuance of credit to a customer with respect to a Factor Risk Account Receivable, the Accounts Receivable of such customer in excess of the customer credit line shall, to the extent of such payment or credit and in the order in which they have arisen, be treated as Factor Risk Accounts Receivable, unless prior to such payment or credit Factor shall have withdrawn the credit line approval. Factor's withholding or


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withdrawing  of a customer  order  approval or credit line approval shall at all times be in Factor's sole discretion, and Factor's actions with regard thereto shall not render Factor liable to Client in any respect for damages or otherwise. Subject to Client's warranties and representation herein contained, Factor will assume the credit loss on each Factor Risk Account Receivable if the customer, after receiving and accepting delivery of goods or services, fails to pay in full the Factor Risk Account Receivable on its longest maturity solely because of its f1nancial inability to pay. If, however, such failure to pay is due in whole or in part to any other cause, Factor shall not be responsible and shall have full recourse to Client. Factor at its option may purchase Accounts Receivable not approved as to credit risk or terms of sale (each such Account Receivable not approved by Factor being herein called a "CLIENT RISK ACCOUNT RECEIVABLE"), but each purchase of a Client Risk Account Receivable shall be with full recourse to Client and Client agrees to pay Factor on demand for each Client Risk Account Receivable.

      3. PURCHASE PRICE. The purchase price of each Account Receivable (the "PURCHASE PRICE") is the gross amount of the Account Receivable, less any discounts made available or extended to the customer (which shall be computed on the shortest terms where optional terms are given), returns and allowances of any nature, and Factor's commission. After purchase of an Account Receivable by Factor, a discount, credit, unidentifiable payment or allowance may be claimed solely by the customer, and if not so claimed, such discount, credit, payment or allowance shall be the property of Factor.

      4. CLIENT RESERVE ACCOUNT. Factor shall establish on its books in Client's name a reserve account (the "RESERVE ACCOUNT") which Factor shall credit with the gross amount of all Accounts Receivable purchased by Factor from Client and which Factor shall debit with all advances made to Client or on its behalf, as well as all factoring commissions, credits, returns, allowances, discounts available to Client's customers, anticipations earned by Client's customers, factoring charges, interest and any other amounts chargeable to Client under this Agreement or any supplement hereto or any other agreement between Client and Factor. Factor shall furnish Client with advices of all credits and debits to the Reserve Account. Factor shall furnish Client with a monthly statement of its Reserve Account, and, unless exception is taken to this statement in writing mailed to Factor within ninety (90) days after receipt by Client, the monthly statement shall be deemed correct and conclusively binding upon Client.

      5. REMITTANCE OF FUNDS TO CLIENT. As goods are shipped and Accounts Receivable, evidenced by invoices and shipping documents, are submitted to Factor with duly executed assignment schedules, Factor may, in its sole discretion, from time to time at Client's request make advances to Client in an amount up to _____________ percent (__%) of the Purchase Price of Accounts Receivable purchased by Factor hereunder, less a reserve as may be required by Factor, in its sole discretion. In addition, in Factor's sole discretion, Factor may make advances to Client against the Purchase Price of that portion of the Accounts Receivable which were outstanding as of the effective date of this Agreement (collectively, the "Takeover Accounts") which are not more than thirty
(30) days past due (no advances shall be made against Takeover Accounts Receivable which are more than thirty (30) days past due) that Factor, in its sole discretion, deems eligible for Advances in amounts of up to ____________ percent (__%) of the Purchase Price of such Takeover Accounts Receivable, less a reserve that may be required by Factor, in its sole discretion. Notwithstanding


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the  foregoing,  if at  any  time  the  aggregate  Purchase  Price  of  Accounts
Receivable arising from sales to a single account debtor exceeds an amount equal to ________ percent (__%) of the total Purchase Price of all Accounts Receivable from all account debtors outstanding at such time, Factor will not make any advances against the Purchase Price of that portion of the Accounts Receivable of such account debtor in excess of said amount. Factor retains the right to increase such reserve from time to time if, in Factor's discretion, the prospect of collection of the outstanding advances or any other indebtedness owing by Client to Factor, including any indebtedness with respect to unpaid Client Risk Accounts Receivable, or the ability of Client to pay or perform its obligations under this Agreement or any other agreement with Factor, becomes doubtful or insecure, or additional reserves are necessary to protect Factor against returns, claims or defenses of Client's customers with respect to Factor Risk Accounts Receivables or any other contingencies. All advances and other Obligations (as defined below) owing to Factor, including any debit balance in the Reserve Account and any amounts owing by Client to Factor or any of its divisions for merchandise purchased from any other concern factored or financed by Factor or otherwise, are repayable by Client on demand and may be charged to the Reserve Account when due.

      6. WARRANTIES AND REPRESENTATIONS. Client warrants and represents that each Account Receivable sold and assigned to Factor hereunder, at the time of such sale and assignment: (a) shall be genuine and valid and shall represent a completed delivery or performance in fulfillment in every respect of the terms, conditions and specifications of a bona fide, uncancelled and unexpired sale or service in the ordinary course of business to a customer which is not affiliated with Client in full compliance with the specifications of such customer; (b) Client shall be at the time of delivery or performance the absolute owner of all merchandise and other property involved; (c) except for Factor's interest therein, there are no security interests, liens or encumbrances thereon; (d) is enforceable for the full amount thereof and will be subject to no dispute or claim by the customer in whole or in part as to price, terms, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts or any other defense of any other kind and character, real or claimed; (e) will be subject to no discounts, deductions, allowances, offsets, counterclaims or other contra items or to no special terms of payment which are not shown on the face of the invoice thereof; (f) will not represent a delivery of merchandise upon "consignment," "guaranteed sale," "sale or return," "payment on reorder" or similar terms; (g) is payable in United States Dollars and has been invoiced to the customer by an invoice that bears notice of the sale and assignment to Factor in compliance with the terms of this Agreement; and (h) will not represent a "pack, bill and hold" transaction unless Client furnishes Factor with a copy of the customer's purchase order and has obtained customer's agreement to grant Factor a security interest in the merchandise and to pay for the merchandise at the maturity date of the invoice irrespective of whether or not Client has received instructions to deliver the same.

      7. COLLATERAL. As security for all obligations, liabilities and indebtedness of Client to Factor, now existing or hereafter incurred, direct or indirect, absolute or contingent, whether created under this Agreement, any


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supplement hereto or any other agreement between Client and Factor or otherwise, including without limitation,  obligations owed by Client to others which Factor
obtains  by  assignment   (all  of  the   foregoing   being  herein  called  the
"OBLIGATIONS"), Client grants Factor a security interest in all of Client's present and future accounts, contract rights, instruments, documents, chattel paper, general intangibles, investment property, deposit accounts, rights under letters of credit, returned or repossessed goods arising out of or relating to the sale or other disposition of goods at any time or from time to time, all books and records (including, without limitation, credit files, computer programs, print-outs, and other computer materials and records) relating thereto, all proceeds thereof and merchandise represented thereby, and in all sums standing to the credit of Client and in any property of Client in Factor's possession. Recourse to security shall not at any time be required and Client shall at all times remain liable for the repayment upon demand of all Obligations at any time owing by Client to Factor. During the term of this Agreement, Client shall not sell or assign, negotiate, pledge or grant any security interest in its Accounts Receivable, inventory and proceeds thereof to anyone other than Factor, without Factor's prior written consent, except for sales of inventory in the ordinary course of business.

      8. INVOICING. All invoices for merchandise sold or services rendered shall be prepared by Client and shall bear a notice that they have been assigned to, are owned by and are payable directly and only to Factor. Upon Factor's request, Client shall furnish Factor with copies of all invoices, accompanied by duly executed assignment schedules, original shipping or delivery receipts, and such other information or documents as Factor in its discretion may request from time to time. If Client fails to provide Factor with copies of such invoices (or the equivalent) or such proof of shipment or delivery when requested by Factor for any Factor Risk Account Receivable, such Factor Risk Account Receivable shall automatically become a Client Risk Account Receivable and Factor shall have no liability with respect thereto. Each invoice shall bear the terms of sale and no change from the original terms of sale shall be made without Factor's prior written consent. Factor reserves the right to mail original invoices to Client's customers at Client's expense; however, mailing, sending or delivery by Factor of a bill or invoice shall not be deemed to be any representation by Factor with respect thereto.

      9. PAYMENT OF ACCOUNTS RECEIVABLE. All payments of Accounts Receivable and other payments on behalf of Client received by Factor shall be credited to Client's account. No check, draft or other instrument received by Factor shall constitute final payment unless and until such check, draft or other instrument shall have been actually collected. The amount of the Purchase Price of any Factor Risk Account Receivable which remains unpaid will be deemed collected and will be credited to Client's account as of the earlier of the following dates:
(a) the date of the Account Receivable's longest maturity if any proceeding or petition is instituted or filed by or against the customer for relief under any federal or state bankruptcy or insolvency law, code or act, or if a receiver or trustee is appointed for the customer; or (b) as of the last day of the third
(3rd) month following its longest maturity date if such Factor Risk Account Receivable remains unpaid as of such date without the happening of any of the events specified in the preceding clause (a). If any Factor Risk Account Receivable credited to Client's account is not paid for any reason other than the customer's financial inability to pay, Factor shall reverse the credit and charge Client's account accordingly and such Account Receivable shall then be deemed a Client Risk Account Receivable.


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      10. REMITTANCES.  Without limiting the obligations of Client under Section
8 hereof, all remittances received by Client with respect to all of its Accounts Receivable purchased by Factor shall be held in trust for Factor, and Client shall immediately deliver to Factor the identical checks, drafts, monies or other forms of payment received, and Factor shall have the right to endorse Client's name on any check, draft or other form of remittance received, where such endorsement is required to effect collection. Client hereby appoints Factor or such person as Factor may name as its attorney-in-fact to execute all necessary documents in Client's name and do all things necessary to carry out this Agreement. Client ratifies and approves all acts of the attorney and agrees that neither Factor nor the attorney shall be liable for any acts of commission or omission nor for any error of judgement or mistake of fact or law. This power being coupled with an interest is irrevocable as long as Client is indebted to Factor in any manner.

      11. CUSTOMER DISPUTES AND CLAIMS. Client agrees to notify Factor immediately of all returns and allowances and of all disputes with and claims made by customers and to adjust all such claims and disputes at its own expense, issuing credit memoranda promptly, but subject to Factor's approval. It is Factor's practice to allow a reasonable time for the settlement of disputes between Client and Client's customers without waiving Factor's right at any time to adjust any claims and disputes on a Factor Risk Account Receivable directly with the customer and to charge back to the Reserve Account at any time the full amount of the Account Receivable involved. Factor may at any time charge the Reserve Account the full amount of: (a) any customer deduction of not more than one hundred dollars; (b) any Factor Risk Account which is not paid in full when due for any reason other than the customer's financial inability to pay; (c) any Account for which there is a breach of any of Client's warranties or representations set forth herein; (d) any anticipation deducted by a customer on any Account; and (e) any Client Risk Account Receivable which is not paid in full when due. Any such charge back shall not be deemed to constitute a reassignment of the Account Receivable, and Factor shall retain a security interest therein as security for all Obligations owing to Factor.

      12. COLLECTION OF ACCOUNTS; RETURNED GOODS. As owner of the Accounts Receivable, Factor shall have the right to (a) bring suit, or otherwise enforce collection, of the Account Receivable in the name of Client or Factor, (b) modify the terms of payment, settle, compromise or release, in whole or in part, any amounts owing, on terms Factor may deem advisable, and (c) issue credits in the name of Client or Factor. Should any goods be returned or rejected by Client's customers or otherwise recovered by Client, Client shall segregate and hold such goods in trust for Factor, but at Client's sole risk and expense. Client shall also promptly notify Factor and, at Factor's request, will deliver such goods to Factor, pay Factor the invoice price thereof, or sell such goods at Client's expense for the purpose of paying Client's obligations to Factor. Once Client has granted or issued a discount, credit or allowance to a customer on any Account Receivable, Client shall have no further interest therein. Any remittances received by Client on account of any of the Accounts Receivable shall be held by Client as trustee of an express trust for Factor's benefit, separate from its own property, and Client shall immediately deliver the same in kind properly endorsed to Factor. Factor may endorse Client's name on any check, instrument, draft or other document in payment of an Account Receivable. Any payments received from or for the account of a customer obligated on both Factor


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Risk Accounts  Receivable which are past-due and Client Risk Accounts Receivable shall be applied first to the Factor Risk Accounts Receivable irrespective of instructions of the customer.

      13.   COMMISSIONS.   Client  agrees  to  pay  Factor  a  commission  equal
to______________ percent (___%) of the gross amount of Accounts Receivable assigned to Factor hereunder; provided, however, that the minimum commission for each Accounts Receivable shall be $____. All commissions payable hereunder shall be charged to the Reserve Account as of the date of receipt by Factor of the assignment schedules of the Accounts Receivable. The foregoing commission is based upon Client's maximum selling terms of no longer than sixty (60) days. On sales for which extended or additional terms are granted, the commission shall be increased by _____________ percent (___%) for each thirty (30) days, or portion thereof, by which Client's selling terms are extended. Factor shall be entitled to charge Client a surcharge on each Account Receivable arising from a sale of goods to an account debtor listed on SCHEDULE A attached hereto. The surcharge shall be set forth on SCHEDULE A. Factor has the right to amend Schedule A from time to time, and any such amendment shall be effective as to any Accounts Receivable assigned to Factor after Factor has sent such amendment to Client.

      14. INTEREST. Client shall pay interest upon the average daily Funds Employed at the close of business each day at a rate equal to ____% per annum over the Index Rate (the "Governing Rate"). "FUNDS EMPLOYED" shall mean gross Accounts Receivable outstanding on Factor's books less any balance outstanding in the Reserve Account to the credit of Client. If the Reserve Account should show a debit balance, such debit balance shall be added to gross Accounts Receivable outstanding in determining Funds Employed. "Index Rate" shall mean the latest rate for 30-day dealer placed commercial paper (which for purposes hereof shall mean high grade unsecured notes sold through dealers by major corporations in multiples of $1,000), which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select). The Index Rate shall be determined (i) on the first business day immediately prior to the Closing Date and (ii) thereafter, on the last business day of each calendar month for calculation of interest for the following month. Interest will be calculated on a daily basis (computed on the actual number of days elapsed over a year of three hundred sixty (360) days) and shall be charged to the Reserve Account as of the last day of each month. If average daily Funds Employed reflect a credit balance, Factor shall credit the Reserve Account, as of the last day of the month, with interest on such average daily credit balance at a rate equal to three percent below the Governing Rate. The applicable Governing Rate for the balance of the calendar month during which this Agreement becomes effective shall be based on the Index Rate in effect on the last day of the month preceding the date of this Agreement and the applicable Governing Rate for each month thereafter shall be based on the Index Rate in effect on the last day of the preceding calendar month. On computing interest payable by Client under this Agreement and any supplement hereto, all Customer checks and other payments received by Factor shall be deemed applied to the Obligations two business days after the date of Factor's receipt.

      15. FINANCIAL STATEMENTS AND INFORMATION; INSPECTIONS. Client shall furnish Factor by no later than 90 days following the conclusion of each fiscal year of Client, annual audited financial statements of Client and its Affiliates


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(as defined in Schedule C attached hereto), on a consolidated basis, prepared by an independent accountant acceptable to Factor. Client shall also furnish to Factor by no later than 60 days following the conclusion of each fiscal quarter of Clients quarterly reviewed financial statements of Client and its Affiliates, on a consolidated basis, prepared by an independent accountant acceptable to Factor, as well as any other financial information upon Factor's request. Client shall permit any representative of Factor to visit and inspect any of the properties of Client, to examine all books of accounts, records, reports and other papers, to make copies and extracts therefrom, and to discuss the affairs, finances and accounts of Client with its officers, employees, independent public accountants, creditors and depository institutions all at such reasonable times and as often as may be reasonably requested.

      16. FINANCIAL CONDITION. Client warrants that it is solvent and shall remain solvent during the term of this Agreement; that any financial statements delivered to Factor accurately and fairly state Client's financial condition; that there has been no material adverse change in Client's financial condition as reflected in the statements since the date thereof nor do the statements fail to disclose any fact or facts which might materially adversely affect Client's financial condition; and there is no litigation pending or threatened, which taken in the aggregate if adversely determined, can reasonably be expected to have a material adverse affect on Client's financial condition.

      17. TERM OF AGREEMENT; TERMINATION. This Agreement shall take effect on the date of acceptance by Factor and shall remain in full force and effect for a term of one (1) year and shall automatically renew for additional one year terms unless terminated: (a) by Factor or Client on not less than sixty (60) days written notice prior to the anniversary date (an "Anniversary Date" means the last day of the 12th month following the date of this Agreement and the same day in each year thereafter) or (c) by Factor without notice if any of the following events (each, an "EVENT OF DEFAULT") shall occur and shall not be cured within fifteen (15) business days (provided, however, that there shall be no cure period for any Event of Default that is based upon an intentional misrepresentation by Client or is the result of the an event listed in (iv) below): (i) Client shall default in the payment of any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise); (ii) any representation or warranty made in this Agreement or any supplement hereto, or in any other document executed in connection herewith, or any instrument, certification or financial statement furnished in compliance with or in reference hereto or thereto, or in any other agreement between Client and Factor, shall prove incorrect or misleading in any material adverse respect when made or furnished; (iii) Client shall fail or neglect to perform, keep or observe any covenant or agreement contained in this Agreement or any supplement hereto or any other agreement between Client and Factor and such failure shall have a material adverse effect on the repayment of the Obligations or the value of the Collateral; (iv) Client or any guarantor of the Obligations shall file or have filed against it a petition, answer or consent seeking relief under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official shall be appointed for Client or any guarantor of the Obligations or any substantial part of its or his property and Client shall fail to have the foregoing dismissed within sixty (60) days; (v) the occurrence of any event or condition which, alone or when taken together with all other events or conditions occurring or existing concurrently therewith, Factor determines (1) has or may be reasonably expected to have a material adverse effect upon Client's business, operations, properties, condition


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(financial  or  otherwise);  (2) has or may be  reasonably  expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other agreement between Client and Factor; (3) has or may be reasonably expected to have any material adverse effect upon any security for the Obligations, Factor's liens therein or the priority of such liens; or (4) materially impairs the ability of Client to perform its obligations under this Agreement or any other agreement between Client and Factor, or the ability of Factor to enforce and collect the Obligations or realize upon any of the security for the Obligations in accordance with the terms of this Agreement or any other agreement between Client and Factor or applicable law; (vi) Client becomes unable to meet its debts as they mature, fails, closes, suspends for more than ten (10) business days, or goes out of business; or (vii) there is a change (by death or otherwise) in Client's principal stockholders or owners.

      18. EFFECT OF TERMINATION. Upon the effective date of termination, all Obligations of Client to Factor shall become immediately due and payable without further notice or demand irrespective of any maturity dates established prior thereto. However, no such termination shall release or abrogate any security interest held by Factor in any collateral of Client until all of Client's Obligations to Factor, including commissions and interest and all costs, expenses and attorney fees as herein provided, are paid in full. In the event that Factor shall cease to act as factor for Client, Client agrees to furnish Factor with indemnity satisfactory to Factor that will protect Factor against possible charges to Client under the terms of this Agreement and until Client does so, Factor may hold any balance remaining to Client's credit in the Reserve Account as security for all Obligations of Client to Factor. Client shall pay Factor upon demand all costs and expenses, including reasonable attorney fees, incurred by Factor to obtain or enforce payment of any Obligations due from Client to Factor or in the prosecution or successful defense of any action or proceeding concerning any matter arising out of or related to this Agreement, the factoring of the Client's Accounts Receivable by Factor, or any Obligations owing by Client to Factor.

      19. LIEN PERFECTION. Client agrees to execute and deliver to Factor all financing statements provided for by the Uniform Commercial Code and all other documents or instruments which may be required by law or which Factor may request to perfect its first priority security interest hereunder and to cooperate with Factor in the filing, recording or renewal thereof, and to pay all filing and recording fees and expenses related thereto, and Client authorizes Factor and any person whom Factor designates as Client's attorney with power to sign Client's name thereon. This power being coupled with an interest is irrevocable as long as Client is indebted to Factor in any manner. Client shall execute, acknowledge and/or deliver such other instruments as assurances as may reasonably be requested to effectuate the purposes of this Agreement. At Factor's option, this Agreement may be filed as a financing statement.

      20. PREFERENCES. Client shall indemnify and hold Factor harmless from any loss, damage or expense (including attorneys' fees) incurred by Factor as a result of a claim made at any time against Factor for the repayment or recovery of any amount received by Factor in payment of any Client Risk Account Receivable by the payor or legal representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference under the provisions of the Bankruptcy Code or any other federal or state insolvency law. If such claim is ever made against Factor, in addition to all of Factor's other rights under this Agreement, Client shall pay to Factor on demand the full net face amount of any such Client Risk Account Receivable, or if Factor so elects, Factor shall have the right to charge against the Reserve Account the full net face amount of any such Client Risk Account Receivable, but such charge back shall not be deemed a reassignment thereof. The provisions of this Section 20 shall survive the termination of this Agreement and the payment in full of the Obligations.

      21. NOTICES. Any notices, demands, consents, or other writings or communications permitted or required by this Agreement shall be given by facsimile transmitter, overnight air courier or certified mail, return receipt requested, addressed to the party to be notified as follows:

           (a)   If to Factor:      ____________________________________
                                    ____________________________________
                                    ____________________________________
                                    ____________________________________
                                    ____________________________________

           (b)   If to Client:      Avid Sportswear, Inc.
                                    19143 South Hamilton Avenue
                                    Gardena, California  90248
                                    Attn:  _____________________________
                                    Facsimile No. ______________________

or to such other address as each party may designate for itself by notice given in accordance with this Section 21. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      22. MISCELLANEOUS. This Agreement, together with any supplement hereto, contains the entire agreement between the parties, and cannot be modified, altered, changed or amended orally. This Agreement is intended solely for the benefit of Factor and Client, and no other person or party (including any guarantor), is intended to be benefited hereby in any way. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Failure of Factor to exercise any rights granted to it hereunder upon any breach or default by Client shall not be deemed a waiver thereof in the event of further breaches or defaults. The remedies of Factor hereunder shall be deemed to be cumulative and not exclusive. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns and shall become effective only from the date of Factor's written acceptance. This Agreement is made and accepted and shall be construed, interpreted and enforced in accordance with the laws of the State of California, without regard to conflict of law principles, and Client irrevocably consents and submits to the jurisdiction of state courts of, and federal courts in, the State of California, for the purpose of any suit, action or proceeding relating hereto.

      23. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FACTOR AND CLIENT HEREBY WAIVE, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY SUPPLEMENT HERETO OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY CLAIM, DEFENSE, RIGHT OF SETOFF OR OTHER ACTION PERTAINING HERETO, OR TO ANY OF THE FOREGOING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

      24. FEES. Client agrees to pay Factor the fees set forth in SCHEDULE B attached hereto in the amounts and on the dates set forth therein and authorizes Factor to pay such fees on their respective due dates by charging Client's Reserve Account.

      25. SPECIAL COVENANTS. For so long as any of the Obligations are outstanding, Client covenants that, unless otherwise consented to by Factor in writing, it shall comply with the covenants set forth in SCHEDULE C attached hereto.

      26. CONDITIONS PRECEDENT AND SUBSEQUENT. This Agreement is subject to the conditions precedent and subsequent set forth in SCHEDULE D attached hereto.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                             AVID SPORTSWEAR, INC.,
                             a California corporation

                             By:_____________________________________________
                             Title:__________________________________________



Accepted in Los Angeles, California:

GE CAPITAL COMMERCIAL SERVICES, INC.

By:_________________________________
Title:______________________________

Date: _______ __, 2000

                                   SCHEDULE A
                                       TO
                               FACTORING AGREEMENT

                               SURCHARGE ACCOUNTS
                               ------------------

ACCOUNT DEBTOR                                  SURCHARGE PERCENTAGE(1)
--------------                                  -----------------------

                                                        ___%
------------------
                                                        ___%
------------------

------------------

1 Surcharge percentage of the gross amount of the Accounts Receivable owing from the listed account debtor that are assigned to Factor hereunder.

                                   SCHEDULE B
                                       TO
                               FACTORING AGREEMENT

                                SCHEDULE OF FEES
                                ----------------

      1. A set-up fee equal to $______ which shall be fully earned and shall be paid upon the date of the Agreement.

      2. All legal fees and expenses of Factor up to $_____ relating to preparation of Factoring Loan Documents related hereto and Factor's fees and expenses relating to the perfection of Factor's security interest in the Collateral.

      3. All fees, costs and expenses incurred by Factor to conduct field audits, examinations of collateral and other investigations required by Factor, up to a maximum annual amount of $_____.

      Once paid, all such fees shall be non-refundable.

                                   SCHEDULE C
                                       TO
                               FACTORING AGREEMENT

                                SPECIAL COVENANTS
                                -----------------

      For the purposes of this SCHEDULE B to the Factoring Agreement, the following terms shall have the following meanings:

      "AFFILIATE" - as to Client or any of its Subsidiaries, any other person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Client or any of its Subsidiaries; (ii) which beneficially owns or holds 5% or more of any class of the stock of Client or any of its Subsidiaries; or (iii) 5% or more of the stock (or in the case of a person which is not a corporation, 5 % or more of the equity interest) of which is beneficially owned or held by Client or any of its Subsidiaries.

      "ADJUSTED TANGIBLE ASSETS" - all assets of Client and its Affiliates which would in accordance with GAAP be classified as assets on their combined balance sheet except: (i) any surplus resulting from any write-up of assets subsequent to the date of the Agreement; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on such combined balance sheet, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of Client and its Affiliates; (v) unamortized debt discount and expense; and (vi) Accounts Receivable, notes and other receivables due from Affiliates, officers or employees.

      "ADJUSTED TANGIBLE NET WORTH" - at any date means a sum equal to:

             (i) the net book value (after deducting related depreciation, obsolescence, amortization, and other proper reserves) at which the Adjusted Tangible Assets of Client and its Affiliates would be shown on a Combined balance sheet at such date in accordance with GAAP, MINUS

             (ii) the amount at which the liabilities of Client and its Affiliates (other than capital stock and surplus) would be shown on such Combined balance sheet in accordance with GAAP, PLUS

             (iii) Subordinated Debt, i.e., indebtedness of Client which has been subordinated in light of payment to the Client's indebtedness to Factor.

      "CURRENT ASSETS" - at any date means the amount at which all of the current assets of Client and its Affiliates would be properly classified as current assets shown on a Combined balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

      "CURRENT LIABILITIES" - at any date means the amount at which all of the current liabilities of Client and its Affiliates would be properly classified as current liabilities on a Combined balance sheet at such date in accordance with GAAP.

      "WORKING CAPITAL" - at any date the excess of Current Assets at such date over Current Liabilities at such date.

      "GAAP" - generally accepted accounting principles in the United States of America in effect from time to time.

      "SUBSIDIARY"  -  any  corporation  of  which  Client  owns,   directly  or
indirectly through one or more intermediaries, more than fifty percent (50%) of the stock at the time of determination.

      For so long as the Agreement is in effect, and thereafter for so long as there are any Obligations to Factor, Client covenants that, unless otherwise consented to by Factor in writing, it shall comply with the following financial covenants, which shall be determined as of the end of each fiscal quarter of
Client:

             (a) ADJUSTED TANGIBLE NET WORTH.
                 ---------------------------

            ------------------------------------------------------------------
            Minimum  Adjusted  Tangible                 Fiscal Quarter End
            Net Worth Of Not Less Than

            ------------------------------------------------------------------
                    $__________                               12/31/00
            ------------------------------------------------------------------
                    $__________                                3/31/01
            ------------------------------------------------------------------
                    $__________                               06/30/01
                                                   and all quarters thereafter
            ------------------------------------------------------------------

             (b) WORKING CAPITAL.
                 ---------------

            ------------------------------------------------------------------
            Minimum  Working Capital of                 Fiscal Quarter End
            not Less Than

            ------------------------------------------------------------------

            $_______                                          12/31/00
            ------------------------------------------------------------------

            $_______                                          3/31/01
            ------------------------------------------------------------------

            $_______                                          6/30/01
                                                   and all quarters thereafter
            ------------------------------------------------------------------

                                   SCHEDULE D
                                       TO
                               FACTORING AGREEMENT

                       CONDITIONS PRECEDENT AND SUBSEQUENT
                       -----------------------------------

      CONDITIONS PRECEDENT. As conditions precedent to any advances by Factor under this Agreement or any supplements or riders hereto, Client shall execute and deliver, or cause to be executed and delivered, to Factor, in form and substance satisfactory to Factor and its counsel, the following:

      1.  Financing   statements  (form  UCC-1)  and  fixture  filings  in  form
satisfactory  for  filing  and  recording  with  the  appropriate   governmental
authorities.

      2. Certified extracts from the minutes of the meetings of Client's board of directors authorizing the borrowings and the granting of the security interest provided for herein and authorizing specific officers to execute and deliver the agreements provided for herein.

      3. A certified copy of Client's Articles of Incorporation and any amendments thereto, a certificate of good standing showing that Client is in good standing under the laws of the State of its incorporation and certificates indicating that Client has qualified to transact business and is in good standing in any other state in which the conduct of its business or its ownership of property requires that it be so qualified.

      4. UCC searches, tax lien and litigation searches, fictitious business statement filings, insurance certificates, notices or other similar documents which Factor may require and in such form as Factor may require, in order to reflect, perfect or protect the priority of Factor's security interests in the collateral granted to Factor under this Agreement, any supplements or riders to this Agreement or in any other agreements between Factor and Client.

      5. A validity guaranty, in form acceptable to Factor in its sole discretion, duly executed and delivered by Earl Ingarfield.

      6. A separate general continuing guaranty of the Obligations of Client to Factor, in a form acceptable to Factor in its sole discretion, duly executed and delivered by Avid Sportswear & Golf Corp, a Nevada corporation, together with a copy of the certified extracts from the minutes of the meetings of such guarantor's board of directors authorizing its continuing guaranty of the Obligations and authorizing specific officers to execute and deliver the guaranty and any related documents.

      7. Evidence satisfactory to Factor that Client has obtained insurance policies or binders, with such insurers and in such amounts as may be acceptable to Factor, respecting the inventory of Client and any other tangible personal property comprising the Collateral and naming Factor as a loss payee on a lender's loss payee endorsement acceptable to Factor in its sole discretion.

      8. Separate subordination agreements, in a form acceptable to Factor in its sole discretion, duly executed and delivered by each First State Bank of Florida and by the primary shareholders of Client, respectively, to Factor.

      9. Evidence satisfactory to Factor, in its sole discretion, that Client has recorded fictitious business name statements in the appropriate governmental offices regarding all of the trade names used by Client in its business.

      10. A Collateral Assignment of License Rights executed by Client in favor of Factor with respect to license agreements to which Client is a party and, in the case of license agreements under which Client is the licensee, a consent of licensor containing terms and conditions acceptable to Factor, in its sole discretion.

      CONDITIONS SUBSEQUENT. As a conditions subsequent to initial closing hereunder, Client shall perform or cause to be performed the following (the failure by Client to so perform or cause to be performed shall constitute an event of default under this Agreement):

      1. By no later than September 15, 2000, a separate waiver and consent by real property owner, containing terms and conditions acceptable to Factor in its sole discretion, for each facility where inventory of Client is located, executed by the owner of such facility and notarized for recording in the real estate records of the county where such facility is located.

      2. By no later than 120th day following the effective date of this Agreement, Client shall have implemented a system satisfactory to Client to transmit electronically to Factor invoice assignments.